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                                                                   Exhibit 10.48


                               SECURITY AGREEMENT

      This Security Agreement (this "Agreement") is entered and made as of the 31st day of January, 1999, by and between MEMPHIS CLINICAL LABORATORY, INC., a Tennessee corporation ("Debtor"), and David Kremser, Bernice Kremser, Holly Kremser, Michael Kremser, Stanley Kremser and ELK MEADOWS INVESTMENTS, L.L.C. (collectively the "Secured Party").

                                    RECITALS

      Pursuant to that certain Debtors' First Amended Plan of Reorganization dated October 15, 1998 (as amended and supplemented), confirmed by a final Order of the United States Bankruptcy Court effective January 20, 1999 (the "Plan"), Secured Party is obligated to loan to Debtor certain funds in accordance with the terms and conditions thereof (the "Loan"), evidenced by the Promissory Note dated of even date herewith executed and delivered to Secured Party under the Plan (the "Note"), Debtor has agreed to grant to Secured Party, among other things, a security interest in the Collateral, as hereinafter described.

      NOW, THEREFORE, the parties hereto agree as follows:

                                   AGREEMENTS

      1. Definitions. All terms used herein which are defined in the Arizona Uniform Commercial Code (the "Code") shall have the same meanings herein as in the Code unless the context in which such terms are used herein indicates otherwise. All capitalized terms defined in the Plan and which are used as defined terms in this Security Agreement, unless otherwise defined herein, shall have the meanings ascribed to them in the Plan.

      2. Security Interest. To secure the performance and payment of the Note, Debtor grants to Secured Party a security interest in all of Debtor's right, title and interest in the property and property rights more fully described on Schedule A attached hereto and incorporated herein by reference (collectively, the "Collateral"). Such security interest shall be superior and prior to all other liens, except prior liens permitted by Secured Party.
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      3. Representations, Warranties and Covenants. Debtor hereby represents, warrants and covenants to Secured Party as follows:

            (a) Debtor Owns Collateral. Debtor is the owner of the Collateral, except the portion thereof consisting of after-acquired property, and Debtor will be the owner of such after-acquired property, free from any lien, except liens permitted by Secured Party.

            (b) Chief Place of Business. There is listed in Schedule B hereto the location of the chief place of business of Debtor and, if different, the location where the major tangible collateral and the books and records of Debtor are kept. Debtor shall not (i) change any such location; or (ii) change its company name without, in each case, giving to Secured Party 30 days' prior written notice of any such change.

            (c) Maintenance of Collateral. Debtor will at all times keep the Collateral in good operating condition and repair, operate and maintain the same in compliance with all material laws and insurance policies applicable thereto, and pay promptly when due all taxes, insurance premiums and other governmental charges upon or relating to any of the property, income or receipts of Debtor, unless Debtor reasonably disputes such payments, taxes, premiums or charges.

      4. Protection of Collateral. In the event of the failure of Debtor to (i) maintain insurance in form and amounts, and with companies, in all respects comparable to that maintained by entities such as the Debtor, covering all of the insurable Collateral, (ii) keep the Collateral in good repair and operating condition, (iii) keep the Collateral free from any liens, except liens permitted by Secured Party, and (iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, unless Debtor reasonably disputes such taxes, levies or assessments, Secured Party, at its option, may (but shall not be required to) procure and pay for such insurance, place the Collateral in good repair and operating condition, or otherwise make good any other aforesaid failure of Debtor and all sums advanced by Secured Party, with interest thereon at the interest rate set forth in the Note shall be part of Debtor's obligations to Secured Party, payable on demand.

      5. Financing Statements; Further Assurances. Debtor, concurrently with the execution of this Security Agreement, and from time to time thereafter as requested by Secured Party, shall execute and deliver to Secured Party such financing statements, continuation statements, amendments to financing statements and other documents, in form satisfactory to Secured Party, as Secured Party may require to perfect and continue in effect the lien of Secured Party. Debtor irrevocably appoints Secured Party its attorney-in-fact, in the name of Debtor or Secured Party, to execute and file from time to time any such financing statements, continuation statements and amendments thereto, which appointment shall be deemed to be a power coupled with an interest.

      6. Events of Default. Debtor shall be in default under this Security Agreement upon the occurrence of an Event of Default under the Note or if Borrower shall fail to perform any covenant or condition of this Security Agreement within thirty (30) days after written notice of such non-


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compliance, or if any covenant, condition, agreement, representation or warranty made by Debtor to Secured Party in this Agreement proves untrue in any material respect or is breached and is not cured upon thirty (30) days written notice by the Secured Party to the Pledgor.

      7. Remedies Upon Default. Upon the occurrence of an Event of Default and the acceleration of Debtor's obligations, Secured Party shall have all the rights and remedies of a Secured Party under the Arizona Uniform Commercial Code and all other rights and remedies accorded to Secured Party in equity or law. Upon the request of Secured Party, Debtor shall assemble and make the Collateral available to Secured Party at a place designated by Secured Party. Any notice of sale or other disposition of the Collateral given not less than ten days prior to such proposed action shall constitute reasonable and fair notice of such action. Debtor shall be liable for any deficiency. Debtor expressly waives any right to have the collateral marshalled on any foreclosure, sale or other enforcement hereof.

      8. Notices. All notices, requests, demands and consents to be made hereunder to the parties hereto shall be in writing and shall be delivered by hand or sent by registered mail or certified mail, postage prepaid, return receipt requested, through the United States Postal Service to the parties at the respective addresses listed on the signature page of this Security Agreement or such other address which the parties may provide to one another in accordance herewith. Such notices, requests, demands and consents, if sent by mail shall be deemed given 2 (two) Business Days after deposit in the United States mail, and if delivered by hand, shall be deemed given when delivered.

      9. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Secured Party and Debtor.

      10. APPLICABLE LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA, EXCEPT TO THE EXTENT THAT APPLICABLE LAW REQUIRES THAT THE LAWS OF ANOTHER JURISDICTION GOVERN THE PERFECTION AND ENFORCEMENT OF THE SECURITY INTERESTS GRANTED TO SECURED PARTY.

      11. Termination. This Security Agreement shall terminate upon the payment in full of Debtor's obligations to Secured Party as set forth in the Note.


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      This Security Agreement has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                                    MEMPHIS CLINICAL LABORATORY, INC.,
                                    a Tennessee Corporation

                                    By:_______________________________________
                                     Name:____________________________________
                                     Title:___________________________________

                                    Address:
                                    4088 Barton
                                    Memphis, Tennessee 38116

                                                                        "DEBTOR"

                                    ELK MEADOWS INVESTMENTS, L.L.C., a
                                    Colorado limited liability company

                                    By:________________________________________
                                       David Kremser, Managing Member


                                    ___________________________________________
                                    David Kremser


                                    ___________________________________________
                                    Bernice Kremser by her attorney-in-fact,
                                    David Kremser


                                    ___________________________________________
                                    Holly Kremser by her attorney-in-fact,
                                    David Kremser


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                                    ___________________________________________
                                    Michael Kremser by his attorney-in-fact,
                                    David Kremser

                                    ___________________________________________
                                    Stanley Kremser by his attorney-in-fact,
                                    David Kremser


                                    Address:
                                    c/o David Kremser
                                    784 Yankee Creek Road
                                    Evergreen, CO 80439

                                                                 "SECURED PARTY"


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                                   SCHEDULE A

                                   COLLATERAL

      All equipment of Debtor, whether now owned or hereafter acquired and wherever located, including but not limited to all present and future machinery, furniture, fixtures, and office and record keeping equipment.

      All general intangibles of Debtor, whether now owned or hereafter acquired, including, but not limited to, applications for patents, copyrights, trademarks, trade secrets, good will, trade names, customers lists, permits and franchises, and the right to use Debtor's name.

      All inventory of Debtor, whether now owned or hereafter acquired and wherever located including without limitation, all inventory, wherever located in which the Debtor now has or hereafter may acquire any right, title or interest, including, without limitation, all goods and other personal property now or hereafter owned by the Debtor which are held for sale or lease or are furnished or are to be furnished under a contract of service.

      Each and every right of Debtor to the payment of money, including but not limited to all present and future debt instruments, chattel papers, accounts, loans and obligations receivable, and tax refunds, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property by Debtor, out of a rendering of services by Debtor, out of a loan by Debtor, out of the overpayment of taxes or other liabilities of Debtor, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor.

      All of Debtor's rights, title and interest in and to any fixtures.

Together with all substitutions and replacements for and products of any of the foregoing property and together with all proceeds of the sale, lease or other disposition of any and all of the foregoing property, any and all proceeds of insurance thereon and, in the case of all tangible collateral, together with all accessions and, together with (i) all accessories, attachments, additions, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such collateral, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such collateral.
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                                   SCHEDULE B

            Chief Place of Business of Debtor:

                  4088 Barton
                  Memphis, Tennessee 38116


            Location of major Collateral and Books and Records of Debtor:

                  4088 Barton
                  Memphis, Tennessee 38116